Exhibit 99.2

Copart to Acquire ACV Auctions Expanding Copart’s Leadership Position Across the Vehicle Remarketing Ecosystem September 10 th , 2026

Additional Information and Where to Find It The tender offer has not yet commenced. This document is for informational purposes only and is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any securities of ACV Auctions Inc. ("ACV") or any other entity, nor is it a substitute for any tender offer materials that Copart, Inc. ("Copart"), Apple Merger Sub, Inc. or ACV will file with the U.S. Securities and Exchange Commission ("SEC"). A solicitation and an offer to buy securities of ACV will be made only pursuant to an offer to purchase and related materials that Copart and Apple Merger Sub, Inc. intend to file with the SEC. At the time the tender offer is commenced, Copart and Apple Merger Sub, Inc. will file a Tender Offer Statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the SEC, and ACV thereafter will file a Solicitation/Recommendation Statement on Schedule 14D - 9 with the SEC with respect to the tender offer. SECURITYHOLDERS AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D - 9 REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITYHOLDERS SHOULD READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The offer to purchase, the related letter of transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D - 9, will be sent to all stockholders of ACV at no expense to them. The Tender Offer Statement on Schedule TO, the Solicitation/Recommendation Statement on Schedule 14D - 9 and other related documents will be made available for free at the SEC’s website at https://www.sec.gov/ and under the "Financial Resources — All SEC filings" section of Copart’s investor relations website at https://www.copart.com/content/us/en/investor - relations. The Solicitation/Recommendation Statement on Schedule 14D - 9 and other related documents that ACV has filed with or furnished to the SEC will be made available for free at the SEC’s website at https://www.sec.gov/ and under the "SEC Filings" section of ACV’s investor relations website at https://investors.acvauto.com. Forward - Looking Statements The contents of this presentation include statements that are, or may be deemed to be, "forward - looking statements." These forward - looking statements generally can be identified by the use of forward - looking words, such as "aim", "anticipate", "aspire", "believe", "can", "continue", "could", "estimate", "expect", "entail", "forecast", "future", "goals", "hope", "intend", "is designed to", "likely", "may", "might", "objective", "plan", "possible", "potential", "pursue", "project", "predict", "seek", "should", "strategy", "target", "will" and other words and terms of similar meaning and expression, including in connection with any discussion of future operating or financial performance. By their nature, forward - looking statements involve risks and uncertainties and readers are cautioned that any such forward - looking statements are not guarantees of future performance. Forward - looking statements include, without limitation, statements regarding the tender offer, the merger and other related matters; prospective performance and opportunities; post - closing operations and the outlook for the businesses of ACV and Copart, including, without limitation, the anticipated benefits, cost and revenue synergies and other opportunities of the transaction, the expected impact of the transaction on Copart’s revenue growth, the combined company’s growth profile and strategy, the expected impact to Copart’s earnings per share (“EPS”), and the ability of Copart to integrate ACV and to advance its business, products, technology and platform; and any assumptions underlying any of the foregoing. Copart’s and ACV’s actual results may differ materially from those predicted by the forward - looking statements as a result of various important factors, including but not limited to, uncertainties as to the timing of the tender offer and the merger; the risk that the tender offer or the merger may not be completed in a timely manner or at all; uncertainties as to the percentage of ACV’s stockholders tendering their shares in the tender offer; the possibility that competing offers or acquisition proposals for ACV will be made; the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), including the risk that the anticipated cost and revenue synergies and other benefits of the transaction are not realized when expected or at all; risks related to the integration of ACV’s business, operations, technology and personnel; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require ACV to pay a termination fee or other expenses; the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Copart’s business; the effect of the announcement or pendency of the transactions contemplated by the merger agreement on ACV’s business, its ability to retain and hire key personnel, its ability to maintain relationships with its suppliers and others with whom it does business, or its operating results and business generally; risks related to diverting management’s attention from Copart’s and ACV’s ongoing business operations; the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability. A further list and description of these and other risks, uncertainties, and factors that could cause actual results to differ materially from those referred to in the forward - looking statements can be found in Copart’s SEC filings and reports, including in Copart’s most recent Annual Report on Form 10 - K and its subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K filed with the SEC, as well as in ACV’s most recent Annual Report on Form 10 - K and its subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K filed with the SEC. Given these risks and uncertainties, the reader is advised not to place undue reliance on such forward - looking statements. These forward - looking statements speak only as of the date of publication of this presentation. Copart undertakes no obligation to publicly update or revise the information in this presentation, including any forward - looking statements, except as may be required by law.

Transaction to Create Significant Shareholder Value through Growth Enhancement and Synergies ▪ Acquisition of ACV Auctions Inc. for $10.50 / share or $1.9B Equity Value ▪ ACV to operate as an independent subsidiary of Copart led by ACV’s existing leadership team Key Terms ▪ Meaningful expected near - term cost synergies and revenue synergies across dealer, commercial, and retail channels ▪ Accelerates two of Copart’s three strategic pillars: whole car strategy by expanding reach into dealer - to - dealer wholesale remarketing and technology services by adding ACV’s differentiated, dealer - focused, and technology - driven platform Expected Synergies ▪ Expected to accelerate revenue growth and transform long - term growth profile ▪ Expected to be neutral on EPS in the first full year of ownership and accretive in FY2028 and beyond Financial Impact ▪ Transaction expected to be fully financed through existing cash on balance sheet ▪ Continued balance sheet flexibility to execute on growth strategies and build long - term shareholder value Financing and Capital Return Policy ▪ The boards of directors of both companies have unanimously approved the transaction ▪ Closing anticipated by calendar year - end 2026 ▪ Subject to customary closing conditions, including the tender of at least a majority of the outstanding shares of ACV Auctions and the expiration or termination of the waiting period under the Hart - Scott - Rodino Antitrust Improvements Act of 1976 Timing and Next steps Key Transaction Summary Disciplined capital deployment squarely aligned with Copart’s growth pillars 1

Bringing Together Two Highly Complementary Businesses to Drive Long - Term Value Creation Industry - Leading, Comprehensive Remarketing Platform Highly Synergistic Assets Advanced Technology and AI Capabilities Multiple Opportunities for Accelerated Growth and Value Creation Long - Term Strategy and Financial Discipline Expanded Addressable Market Creates a fully complete , digital vehicle remarketing platform spanning dealer trade - ins, wholesale remarketing, salvage disposition, and international resale ACV’s innovative dealer - focused inspection technology , condition data , and AI valuation tools enhance Copart’s differentiated vehicle - data platform Adds a scaled position in dealer - to - dealer wholesale and accelerates Copart’s commercial remarketing opportunity Accelerated revenue growth in an expanded TAM with significant expected near - term cost and revenue synergies across dealer, commercial, and retail channels Aligned to Copart’s growth pillars across whole - car expansion and technology - enabled services Strong balance sheet and cash generation support the acquisition while preserving capacity for organic and inorganic investments Copart’s global buyer network , physical footprint , scale, and financial resources + ACV’s digital marketplace , dealer relationships , and technology = compelling commercial growth opportunities and expected operational efficiencies 2

ACV Overview & Market Opportunity

A Scaled, Technology-Enabled Leader in Digital Automotive Wholesale

ACV AUCTIONS

- Leader in Wholesale Automotive with Growing Presence in Commercial
- Supported by Strong Data Platform and Network Effects
- Robust Go-to-Market Engine Fuels Continued Dealer Share Gain
- Product Innovation Drives Future Revenue Growth
- Generating Growth through Scalable Business Model

Strong Historical Double-Digit Revenue Growth


~20% Revenue CAGR
$358
$422
$481
$637
$760
2021A
2022A
2023A
2024A
2025A

ACV Today

ACV provides trusted technology, services, and intelligence for wholesale automotive in the US and Europe, with customizable solutions for Commercial partners, Dealers, and OEMs

70K+ Monthly Transactions

850+ US Vehicle Inspectors

$10B+ Annual GMV

22K+ Unique Buyers (2025)

3

Strong Secular Tailwinds Support Continued Growth Across the Vehicle Remarketing Ecosystem

Growing & Aging Vehicle Parc

U.S. Light Vehicles in Operation (Millions)



1%
258
289
2015A
2025A

Average Light Vehicle Age



1%
11
13
2010A
2025A

A larger and older vehicle population drives greater demand for remarketing and salvage disposition over time

Rising Vehicle Complexity & Repair Costs

ADAS Calibrations as % of Repairable Appraisals



1%
23%
2017A
2025A

Motor Vehicle Maintenance & Repair Costs

CPI Index (2019 = 100)



5%
92
146
2015A
2025A

More complex vehicles and rising repair costs contribute to higher total-loss activity and greater need for accurate vehicle data

Accelerating Digital Adoption

Dealers Preferring Only Digital Auction Platforms



~50%
~64%
Dec 2025
Jun 2026

Dealers are increasingly shifting inventory sourcing and disposition to digital channels for greater speed, convenience, and reach

Increasing Importance of Data & AI

Dealer AI Adoption



28%
39%
2024A
2025A

Growing AI adoption underscores the increasing importance of technology and data across dealer workflows

These tailwinds are expanding and digitizing the vehicle remarketing industry, creating significant opportunity for continued growth and value creation

Source: Bloomberg, Mobility Global, CCC Intelligent Solutions, U.S. Bureau of Labor Statistics, U.S. Bureau of Transportation Statistics, J.P. Morgan Annual Franchise Dealership Survey, CDK Global Friction Points Study

Note: ADAS refers to Advanced Driver Assistance Systems

4

ACV's Proprietary Vehicle Intelligence and Data Ecosystem Drive Better Decision-Making and Outcomes on the Platform

Workflow

- ACV MAX
- ClearCar
- Dealer appraisal / acquisition
- Marketplace integration

Dealer Inspection

- Professional inspection network
- Self-inspection
- Computer vision
- Virtual Lift
- VIPER


ACV
AUCTIONS

Intelligence

- ML-based pricing
- Condition-adjusted valuations
- Hyper-local pricing
- Inventory decisioning

Data

- 2.3M marketplace transactions
- 64M auction bids
- 1.2B user events
- 1.6B price estimates
- 50M+ vehicle history records
- 250+ data points per car

5

A Compelling Strategic Combination

Bringing Together Two Adjacent, Large Vehicle Remarketing Verticals

~289M[1]
U.S. Vehicles in Operation

~39M[3] Annual Used-Vehicle Transactions

~20M[3,4] flow through Dealer / Used-Vehicle Wholesale / Commercial

Vehicles that remain in operation remarketed between dealers and commercial buyers

Dealers & Commercial Sellers > **Digital Wholesale Marketplace** (ACV) > **Dealer Buyers**

ACV AUCTIONS | **Leading Digital Automotive Marketplace**

~13M[2] Vehicles Removed from Operation

~5M[4] flow through Salvage Vehicle Auctions

Aged, damaged, or totaled vehicles entering salvage disposition

Aged, Damaged, or Totaled Vehicles > **Copart Online Auctions** > **Buyers / Export / Rebuilders**

Copart | **Global Leader in Online Vehicle Auctions**

Fully Complete Vehicle Remarketing Platform

Participation across dealer-to-dealer wholesale, commercial remarketing, salvage disposition, and international resale

Expands Copart's addressable market and strengthens its position across the used vehicle lifecycle

Source: Mobility Global, Cox Automotive

1. Light vehicles in operation per Mobility Global 2025 study
2. 4.5% scrappage rate per Mobility Global
3. 2025 values per Manheim Used Vehicle Value Index
4. Copart Estimate

6

Copart Brings Differentiated Capabilities to Accelerate ACV’s Growth while ACV Expands Copart’s Addressable Market With ACV, Copart Can Reach New Markets, Scale Digital Capabilities, and Enhance Long - Term Shareholder Value As Part of Copart, ACV Can Grow and Scale Faster Buyer Demand Copart’s global buyer network increases liquidity and could improve outcomes across select vehicle categories Physical Infrastructure Copart’s 250 facilities, of which 25 have dedicated wholesale capabilities, can support vehicle storage, processing and commercial remarketing Commercial Relationships Copart's insurance and commercial relationships create distribution channels for ACV's marketplace and technology Global Footprint Copart provides infrastructure and relationships that could accelerate ACV’s international expansion Digital Marketplace Dealer Relationships Technology Vehicle Intelligence ACV's asset - light digital auction platform gives Copart immediate, scaled access to dealer - to - dealer wholesale ACV's franchise and independent dealer base adds upstream supply Copart does not currently address ACV’s inspection, pricing, and inventory software will enhance Copart’s remarketing operations ACV's proprietary condition and pricing data can sharpen dealer valuation accuracy and support new monetization Leadership & Operating Resources Copart brings long - term visionary leadership and resources to drive growth and fund technology, GTM, infrastructure, and adjacent opportunities 7

Transaction Accelerates Self - Reinforcing Effects of the Platform Greater Liquidity Better Experience Product Expansion Greater Efficiency More Marketplace Participants More Vehicle & Market Data Greater Scale SCALED, DIGITAL MARKETPLACE DATA & TECHNOLOGY Areas expected to be enhanced following proposed business combination 8

Closing Remarks

Bringing Together Two Highly Complementary Businesses to Drive Long - Term Value Creation Multiple Opportunities for Accelerated Growth and Value Creation Long - Term Strategy and Financial Discipline Expanded Addressable Market Advanced Technology and AI Capabilities Industry - Leading, Comprehensive Remarketing Platform Highly Synergistic Assets 9